Zazove Convertible Securities Fund, Inc.

Semi Annual Report
June 30, 2000
Unaudited


TABLE OF CONTENTS

Portfolio Manager's Remarks                                      1

Year to Date Performance Summary                                 2

Schedule of Investments                                          3

Balance Sheet                                                    6

Statement of Operations                                          7

Statement of Changes in Shareholders' Capital                    8

Statement of Cash Flows                                          9

Notes to Financial Statements                                    10


This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.


Portfolio Manager's Remarks

Dear Zazove Convertible Securities Fund Shareholder,

The first six months of the new millennium were marked by extreme volatility. During this period, most of the broad stock market indices lost ground (Dow -8.44%; NASDAQ -2.54%;
S&P 500 -0.42%; and Russell 2000 +3.03%), marking the
most extended stock market decline since 1994.

In this challenging environment, the Zazove Convertible Securities Fund fared well, significantly out-pacing the broad equity market and an improving bond market. For the first six months of 2000, the Zazove Convertible Securities Fund grew 16.41%. The Fund's returns were driven by an improvement in a variety of factors, including the continued resurgence of small and medium-sized company stock prices, improved liquidity, and a strong bond market. This volatile period underscores the value of our strategy as a risk efficient way in which to achieve equity-type returns over the long-run. From a risk/reward standpoint, we believe that the Fund is well positioned to participate in a rising stock market should the bull market continue, while being protected from a significant portion of a potential market decline.

As always, please do not hesitate to call us with your questions, comments, and suggestions. We appreciate your continued confidence and the opportunity to manage risk on your behalf in this challenging market environment. We look forward to a rewarding second half of the year.


Sincerely,

Gene T. Pretti
President and Portfolio Manager




Year to Date Performance Summary
As of June 30, 2000


                     Monthly       Quarterly     Year-to-date
                     Performance   Performance   Performance
January, 2000          +1.01%                      +1.01%
February, 2000         +5.28%                      +6.33%
March, 2000            +1.17%         +7.58%       +7.58%
April, 2000            +0.88%                      +8.53%
May, 2000              +1.25%                      +9.89%
June, 2000             +5.94%         +8.21%       +16.41%


Returns are presented after all fees and expenses. Past results are not a guarantee of future performance.




Schedule of Investments
As of June 30, 2000 (Unaudited)


                                     Principal         Market Value
CONVERTIBLE BONDS - 78.64%

APP Finance VII Mauritius +          3,980,000              656,700
   0.000% Due 11-18-12
APP Finance VII Mauritius *          1,245,000              915,075
   3.500 % Due 04-30-03
Aames Financial Corp.                   35,000                7,088
   5.500% Due 03-15-06
Alterra Healthcare Corp.                40,000               15,800
   6.750% Due 06-30-06
Altos Hornos De Mexico  ^              500,000              187,500
   5.500% Due 12-15-01
BankAtlantic Bancorp Inc.            1,647,000            1,416,420
   6.750 % Due 07-01-06
BankAtlantic Bancorp Inc.               12,000                7,890
   5.625 % Due 12-01-07
Cox Communications (PCS)             2,000,000            1,037,500
   0.426% Due 04-19-20
DRS Technologies Inc.                  165,000              218,387
   9.000 % Due 10-01-03
EBRD BK Reconst & Dev/MATAV          1,000,000            1,066,250
   0.750 % Due 07-02-01
Elan Corp.                           1,000,000            1,415,000
   4.750 % Due 11-15-04
Four Seasons +                       2,800,000            1,001,000
   0.000% Due 09-23-29
Gener S.A.                           1,200,000            1,231,500
   6.000 % Due 03-01-05
Interpublic Group Co. Inc.             600,000              582,750
   1.870 % Due 06-01-06
Jacor Communications Inc. +          2,000,000            1,195,000
   0.000 % Due 02-09-18
Johnson and Johnson                    600,000              826,500
   4.750% Due 02-15-05
Kellstrom Industries                    35,000               16,800
   5.750% Due 10-15-02
Lamar Advertising                       10,000               11,106
  5.250% Due 09-15-06
Magna Int'l Inc.                     1,200,000            1,224,000
   5.000% Due 10-15-02
Mail-Well Inc.                          20,000               16,275
   5.000% Due 11-01-02
NCS Healthcare Inc.                    750,000              101,250
   5.750 % Due 08-15-04
Network Associates Inc.+             1,280,000              456,000
   0.000 % Due 02-13-18
Pep Boys +                           2,000,000            1,120,000
   0.000% Due 09-20-11
Personnel Group                      3,000,000            1,335,000
   5.750 % Due 07-01-04
Phoenix Investment Partners Ltd.     1,502,000            2,005,170
   6.000 % Due 11-01-15
Quadramed Corporation                  965,000              337,750
   5.250% Due 05-01-05
Rite Aid Corporation                 2,530,000            1,532,231
   5.250% Due 09-15-02
Solectron Corp. +                    1,500,000            1,021,875
   0.000 % Due 01-27-19
SpaceHab Inc.                          250,000              175,000
   8.000 % Due 10-15-07
Standard Commercial Corp.               50,000               29,500
   7.250% Due 03-31-07
Thermo Fibertek Inc. *               1,325,000            1,073,250
   4.500 % Due 07-15-04
Triarc Companies +                   7,150,000            1,841,125
   0.000 % Due 02-09-18
Tribune (Times Mirror Co.) +         2,000,000            1,132,500
   0.000% Due 04-15-17
U.S. Diagnostic Labs Incorporated    1,544,000            1,080,800
   9.000% Due 03-31-03
U.S. Diagnostic Labs Inc. *            630,000              551,250
   6.500 % Due 06-30-01
Wellpoint Health Network *           1,900,000            1,315,750
   0.000% Due 07-02-19
Young and Rubicam *                    350,000              357,875
   3.000% Due 01-15-05

Total convertible bonds (cost--$28,894,573)              28,514,867


CONVERTIBLE PREFERRED - 30.10%          Shares         Market Value

Budget Group Capital TR $3.125          34,400              756,800
Carriage Services Cap Trust $3.50       46,200            1,155,000
Fleetwood Capital Trust $3.00           30,000              757,500
Frontier Insurance $3.125               85,300              554,450
General Datacomm Industries $2.25       25,000              406,250
Hercules Inc. $65.00                     1,020              566,100
Hybridon Inc. $6.50                      5,698              313,390
Lehman Brothers $1.95                   23,500              837,188
Metromedia Int'l Group, Inc.$3.625      45,000            1,260,000
Sovereign Capital Trust $3.750          20,000              925,000
Titanium Metal Inc. $3.3125                500                5,125
Treev PIK $0.84                        166,800            2,668,800
Village Roadshow $3.25 *                25,500              709,729

Total preferred stocks (cost--$11,889,274)               10,915,331

Other Securities - .77%                 Amount         Market Value

Ascent Assurance, Inc.                  54,676              170,861
Treev Inc.                              11,159               72,534
Hybridon Class A Wts '03                29,671               37,089

Total other securities (cost--$631,326)                     280,483


Other assets less liabilities - (9.51)%                  (3,450,603)

PARTNERS' CAPITAL - - 100%                               36,260,079


+  Nonincome producing.
* These securities are subject to contractual or legal restrictions on their resale. As of June 30, 2000 the value of these securities as a percentage of investment assets was 12.39%.
^ Bond is currently in default on its previous coupon interest payment.

Percentages are taken as a percent of Shareholders' Capital as of June 30, 2000.




Balance Sheet
As of June 30, 2000 (Unaudited)


ASSETS:

Investments, at market value - cost $41,415,173         $39,710,682
Receivables -
  Dividends                                                     100
  Interest                                                  355,849
Total Receivables                                           355,949
Total Assets                                             40,066,632


LIABILITIES & SHAREHOLDERS' CAPITAL:

Liabilities -
  Due to Shareholders                                      $266,145
  Margin account due to brokers                           3,513,765
  Accounting Payable                                         11,000
  Other payables                                             15,644

Total liabilities                                         3,806,553

Shareholders' Capital                                    36,260,079
Total Liabilities and Shareholders' Capital              40,066,632




Statement of Operations
For the six months ended June 30, 2000
(Unaudited)


INVESTMENT INCOME
  Dividends                                                $480,931
  Interest                                                  625,002
  Other                                                       4,349
     TOTAL INVESTMENT INCOME                              1,110,282


EXPENSES:
  Management fee                                            295,039
  Margin Interest                                           204,400
  Custodian fees                                              3,165
  Director fees                                               3,000
  Other fees - clearance fees; filing fees                    5,197
  Accounting and legal expense                               12,200
  Transfer agency fee                                        26,929

     TOTAL EXPENSE                                          549,931
     NET INVESTMENT INCOME                                  560,351


NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS:

  Net realized gain on investments                        4,280,480
  Net change in unrealized appreciation or
   depreciation of investments                              271,691
     NET GAIN ON INVESTMENTS                              4,552,172

NET INCREASE IN SHAREHOLDERS' CAPITAL
 RESULTING FROM OPERATIONS                               $5,112,523




Statement of Changes in Shareholders' Capital
For the six months ended June 30, 2000
(Unaudited)

OPERATIONS:

Net investment income                                      $560,351
Net realized gain on investments                          4,280,480
Net change in unrealized appreciation/
 depreciation of investments                                271,691

Net increase in partners' capital
 resulting from operations                                5,112,523


SHAREHOLDERS' CAPITAL TRANSACTIONS:

Contributions                                             1,886,682
Withdrawals                                              (1,499,481)
Dividend Distribution                                      (995,557)
Dividend Reinvestment                                       989,091
Net Contributions                                           380,736

Net increase in shareholders' capital                     5,493,258


SHAREHOLDERS' CAPITAL

Beginning of period                                      30,766,821
End of period                                           $36,260,079




Statement of Cash Flows
For the six months ended June 30, 2000
(Unaudited)


Cash Flows from Operating Activities:

 Net increase in shareholders' capital from operations   $5,112,523
 Adjustments to reconcile net decrease in shareholders'
 Capital from operations to cash used in operations -
   Net change in unrealized gains/losses on investments    (271,691)
   Net realized gain on investment                       (4,280,480)
   Decrease in dividends receivable                          50,517
   Increase in interest receivable                          (51,804)
   Decrease in accounting payable                           (11,000)
   Increase in margin interest payable                          233
   Decrease in due to shareholders                       (2,078,154)

   Cash received from -
     Sale of securities                                  26,024,400
     Securities sold short                                1,882,038
     Securities sold in prior period,
      settled this period                                 2,768,163

   Cash paid to-
     Purchase securities                                (24,423,068)
     Cover short sales                                   (2,816,090)
     Securities bought in prior period,
      settled this period                                      0.00
 Net cash used in operations                             (1,905,586)

Cash Flows from Financing Activities:

  Shareholder's contributions (cash only)                 1,358,055
  Shareholder's withdrawals                              (1,499,481)
  Dividend Distribution                                    (995,557)
  Dividend Reinvestment                                     989,091
  Decrease in margin account due to brokers              (1,760,217)
  Net cash provided by financing                         (1,908,109)


  Net increase in cash and cash equivalents                  (2,523)


Cash and Cash Equivalents, beginning of period                2,523
Cash and Cash Equivalents, end of period                      $0.00




Notes to Financial Statements
For the six months ended June 30, 2000
(Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, LLC, is the Fund's Investment Advisor.

The following is a summary of significant accounting policies:

	Security Valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of Investment Advisor represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with oversight of the Board of Directors.

	Cash and Cash Equivalents

Cash and cash equivalents include cash and money market investments.

	Other Policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are generally determined on the first-in, first-out ("FIFO") cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements
For the six months ended June 30, 2000
(Unaudited)


2. GOVERNING:

The overall responsibility for the management and operation of the Fund is vested in the Directors. The Bylaws authorize the Board to be comprised of not less than five (5) or more than seven (7) directors. The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three Director who are not affiliated with the Investment Advisor receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the Shareholders or the Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively in the Directors. There will not be any Shareholder vote unless required by the Investment Company Act.

3. SHARES:

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per Share on all corporate issues put to vote of the Shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per Share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding Shares at the then net asset value per Share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the Shareholders in advance of the offer.

The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.

In the case of the termination of the Fund, distributions to the Shareholders will be made in proportion to their respective Share ownership after the payment of all Fund creditors.

4. MANAGEMENT ARRANGEMENTS:

Zazove Associates, LLC has been engaged as the Fund's Investment Adviser pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, LLC will receive management fees per the following management fee schedule. Management fees are computed and paid on a monthly basis.

Annual Management
Fee Rate               2.00%             1.50%              1.00%

Fund Capital   First $20,000,000   Capital in excess   Capital in excess
               in capital          of $20,000,000 up   of $70,000,000
                                   to $70,000,000

5. EXPENSES:

The Fund bears all normal costs and expenses of its operations including: management fees, brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering Shares in the Fund. No portion of the Investment Advisors or its affiliate's general overhead costs will be allocated to the Fund.

6. INCOME TAXES:

The Fund intends to elect to be treated and to qualify each year as a "regulated investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not generally be liable for Federal income taxes to the extent earnings are distributed on a timely basis.

7.   INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2000, purchases of investment securities (excluding short-term securities) were $24,423,068, and proceeds from sales of investment securities were $26,024,400. For federal income tax purposes, at June 30, 2000, the gross unrealized appreciation on investments was approximately $3,428,883 and the gross unrealized depreciation was approximately $(5,133,347). The cost at June 30, 2000 of investments for federal income tax purposes was approximately $41,415,173.

8. OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are hedged positions and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible position.

At June 30, 2000, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Computer Software and Services     9.6%
Telecommunication Services         9.1%
Misc. Financial                    7.8%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 2000, the Fund owed the brokerage firm $3,513,765 for securities purchased on margin. The Fund pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9. ORGANIZATION:

The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership was merged into the Fund on January 1, 1999.



DIRECTORS                          Andrew  J. Goodwin, III
                                   Jack L. Hansen
                                   Steven M. Kleiman
                                   Peter Lechman
                                   Gene T. Pretti

OFFICERS                           Gene T. Pretti
                                   Steven M. Kleiman

INVESTMENT ADVISOR                 Zazove Associates, LLC
                                   940 Southwood Blvd., Suite 200
                                   Incline Village, NV  89451

CUSTODIAN                          UMB Bank N.A.
                                   928 Grand Avenue
                                   Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS            Arthur Andersen, LLP
                                   33 W. Monroe Street
                                   Chicago, IL  60603

DIVIDEND-DISBURSING
AND TRANSFER AGENT                 Sunstone Financial Group, Inc.
                                   207 East Buffalo Street, Suite 400
                                   Milwaukee, WI  53202